CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND

International Fund

Supplement dated June 20, 2003
(to the Prospectus dated January 28, 2003)

Redemption Fee for International Fund

Effective August 19, 2003, International Fund ("Fund") will impose a redemption fee of 1% on certain short-term redemptions of Class A shares and Class C shares of the Fund.

For shares purchased on or after August 19, 2003, a redemption fee equal to 1% of the amount redeemed will be applied to redemptions (including in connection with exchanges) of Fund shares within 90 days of purchase. The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

The Fund's Trustees approved the redemption fee in an attempt to discourage "market timers," whose short-term trading activity can have disruptive effects on the Fund's portfolio management. The Fund reserves all current rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive or undesirable short-term trading in the Fund's shares.

To reflect the redemption fee, the following changes are made to the Prospectus dated January 28, 2003:

1. The "FEE TABLE" on page 12 of the Prospectus is modified to add:

Shareholder Fees

International Fund

	Class A	Class C
Redemption Fee*	1.00%	1.00%

*	Applicable to certain redemptions of Class A and Class C shares of International Fund within 90 days of purchase. The fee applies only to shares purchased on or after August 19, 2003.
2.	The section entitled "REDEEMING FUND SHARES," on page 16, is amended by adding the following:

Redemption Fee for International Fund

For shares of International Fund purchased on or after August 19, 2003 that are redeemed within 90 days of purchase (including redemptions in connection with exchanges), a fee of 1% of the amount redeemed will be imposed. The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

3.	The section entitled "EXCHANGING FUND SHARES" is amended by adding the following:

See also "REDEEMING FUND SHARES -- Redemption Fee for International Fund."

Dated: June 20, 2003